EXHIBIT 99.A


                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D (or any amendment thereof) need be filed on their behalf with respect to the beneficial ownership of any equity securities of Criticare Systems, Inc. or any subsequent acquisitions or dispositions of equity securities of Criticare Systems, Inc. by any of the undersigned.

Dated:  March 9, 2001


                            (Signature Page Follows)

                   Signature Page 1 to Joint Filing Agreement


                               OXFORD BIOSCIENCE PARTNERS III LP
                               By:     OBP Management III LP


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner


                               OXFORD BIOSCIENCE PARTNERS (ADJUNCT) III LP
                               By:     OBP Management III LP


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner


                               OXFORD BIOSCIENCE PARTNERS (BERMUDA) III
                               LIMITED PARTNERSHIP
                               By: OBP Management III (Bermuda) Limited
                                   Partnership


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner


                               mRNA FUND L.P.
                               By:     mRNA PARTNERS L.P.


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner

                               OBP Management III LP


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner


                               OBP Management III (Bermuda) Limited Partnership


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner

                   Signature Page 2 to Joint Filing Agreement




                               mRNA PARTNERS L.P.


                               By:     /s/ Jeffrey T. Barnes
                                       General Partner


                                       /s/ Jonathan J. Fleming
                                       Jonathan J. Fleming


                                       /s/ Jeffrey T. Barnes
                                       Jeffrey T. Barnes


                                       /s/ Alan G. Walton
                                       Alan G. Walton


                                       /s/ Michael J. Brennan
                                       Michael J. Brennan


                                      -3-